UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 5, 2017

COMMAND CENTER, INC.
 (Exact name of registrant as specified in its charter)

Washington	000-53088	91-2079472
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3609 S. Wadsworth Blvd., Suite 250, Lakewood, Colorado	80235
(Address of principal executive offices)	(Zip Code)

866-464-5844
 (Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 5, 2017, our Board of Directors approved and adopted an amendment, effective as of such date, to our amended and restated bylaws. The amendment added Article 3.8, which is an advance notice provision for director nominations and stockholder proposals. Pursuant to the advance notice provision, stockholders wishing to make a nomination or a proposal at the annual meeting of stockholders must first submit a timely notice to us. This allows us to prepare required disclosures, if appropriate, and communicate with the stockholder before the annual meeting. The stockholder notice must contain certain information relating to the proposal or nomination. Additionally, the stockholder request must be received by us not later than the close of business on the 60th day, nor earlier than the close of business on the 90th day, in advance of the anniversary of the previous year’s annual meeting, if such current-year meeting is to be held on a day that is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 70 days after the anniversary of the previous year’s annual meeting. With respect to any other annual meeting occurring outside of the date parameters set forth in the preceding sentence, such stockholder notice must be received by the close of business on the 10th day following the date of public disclosure of the date of such meeting.

The foregoing summary of the revisions in the amended and restated bylaws does not purport to be complete and is qualified in its entirety by the full text of the amended and restated bylaws. The full text of the amended and restated bylaws is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description of Exhibits

3.2	Amended and Restated Bylaws of Command Center, Inc., as amended September 5, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Command Center, Inc.
(Registrant)
Date: September 8, 2017
/s/ Brendan Simaytis
Name: Brendan Simaytis
Title: Secretary

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